BOWATER INCORPORATED




                        EQUITY PARTICIPATION RIGHTS PLAN



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                              BOWATER INCORPORATED

                        EQUITY PARTICIPATION RIGHTS PLAN



1.       PURPOSES.
         The purposes of the Bowater Incorporated Equity Participation Rights Plan (the "Plan") are to promote the interests of Bowater Incorporated (the "Corporation") and its stockholders by attracting, retaining and stimulating the performance of selected employees, giving such employees the opportunity to earn additional compensation related to the success of the Corporation's business and an increased personal interest in its continued success and progress.

2.       DEFINITIONS.
         Unless the context clearly indicates otherwise, the following terms have the meanings set forth below.

         "Board of Directors" or "Board" means the Board of Directors of the Corporation.

         "Code" means the Internal Revenue Code of 1986, as amended.


         "Committee" means the Human Resources and Compensation Committee of the Board.


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         A majority of the members of the Committee shall constitute a quorum.
         All determinations of the Committee shall be made by a majority of its members. Any decision or determination of the Committee reduced to writing and signed by all of the members of the Committee shall be fully as effective as if it had been made at a meeting duly called and held.

         "Common Stock" means the common stock of Bowater Incorporated, $1 par value.

         "Disability", as applied to a Grantee, shall have the meaning set forth in Section 22(e)(3) of the Code.

         "Equity Participation Right" means a contractual right to receive a cash payment determined with reference to the increase in Fair Market Value of a share of Common Stock subject to the terms and conditions thereof.

         "Fair Market Value" of a share of Common Stock on any particular date is (1) the simple arithmetic mean between the highest and lowest prices per share at which the Common Stock is traded on the New York Stock Exchange Composite Transactions as reported in the Wall Street Journal for that date or, if not so traded, (2) the simple arithmetic mean between the closing bid-and-asked prices thereof as reported on such Exchange on that date; provided, however, that the Committee may, if it deems appropriate in view of stock market conditions, include in an agreement evidencing an


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         Equity Participation Right a value provision based upon the "Average
         Fair Market Value" of a share of Common Stock on any particular date. Such "Average Fair Market Value" is the average of the Fair Market Values specified in clause (1) or (2) for the twenty business days immediately preceding such date.

         "Grant Date" means the date on which an Equity Participation Right is granted by the Committee pursuant to the Plan.

         "Grantee" means the individual to whom an Equity Participation Right is granted pursuant to the Plan.

         "Plan" means the Bowater Incorporated Equity Participation Rights Plan as set forth herein and as amended from time to time.

         "Retirement", as applies to an employee, shall have the meaning provided under the qualified pension plan applicable to such employee.

         "The 1934 Act" means the Securities Exchange Act of 1934, as amended.




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3.       ADMINISTRATION.
         (a) The Committee shall have all the powers vested in it by the terms of the Plan, including exclusive authority (within the limitations described herein) to select the employees to be granted Equity Participation Rights under the Plan, to determine the type, size and terms of awards to be made to each employee selected, to determine the time when Equity Participation Rights will be granted to employees, to establish objectives and conditions, if any, for earning such awards. The Committee shall have full power and authority to administer and interpret the Plan and to adopt such rules, regulations, agreements, guidelines and instruments for the administration of the Plan and for the conduct of its business as the Committee deems necessary or advisable. The Committee's interpretation of the Plan and all actions taken and determinations made by the Committee pursuant to the powers vested in it hereunder shall be conclusive and binding on all parties concerned, including the Corporation, its stockholders, any Grantees and any other employee of the Corporation or any of its subsidiaries.
         (b) Equity Participation Rights shall be evidenced by written agreements which shall contain such terms and conditions consistent with the Plan as may be determined by the Committee.
         (c) All decisions made by the Committee pursuant to the provisions of the Plan shall be final and conclusive.




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4.       ELIGIBILITY AND PARTICIPATION.
         The participants in the Plan shall consist of selected employees of the Corporation or its present or future parent or subsidiaries, as defined in
Section 424 of the Code, who serve in executive, administrative or professional capacities, as may from time to time be so designated by the Committee; provided that no person who is an officer of the Corporation within the contemplation of
Section 16 of the Securities Exchange Act of 1934 shall be a participant in the Plan.

5.       EFFECTIVE DATE OF THE PLAN AND TERM OF EXERCISE PERIOD.
         The Plan shall become effective upon its adoption by the Committee. Subject to the provisions of Articles 11 and 13 hereof, the period during which an Equity Participation Right granted under the Plan may be exercised shall be the period, expiring not later than the tenth anniversary of the Grant Date of the award, as may be determined by the Committee.

6.       AWARDS.
         (a) Types. Awards under the Plan shall consist of Equity Participation Rights.
         (b) Performance Goals. The Committee may, but need not, establish performance goals to be achieved within such performance periods as may be selected by it in its sole discretion, using such measures of the performance of the Corporation and/or its subsidiaries as it may select.
         (c) Guidelines. From time to time, the Committee may adopt written policies implementing the Plan. Such policies may include, but need not be limited to, the type, size


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and terms of awards to be made to employees and the conditions for payment of such awards. Grantees of Equity Participation Rights must accept such awards by execution of a written agreement with the Corporation in such form as the Committee determines not more than sixty (60) days following the Grant Date or such rights shall expire.
         (d) Maximum Awards. A Grantee may be granted multiple awards under the Plan.

7.       EQUITY PARTICIPATION RIGHTS.
         (a) An Equity Participation Right shall not be exercisable after the expiration of the exercise period set forth in its related Equity Participation Right Agreement. The Committee may provide in such Agreement for the lapse of the Equity Participation Right prior to expiration of the exercise period, upon the occurrence of any event specified by the Committee.
         (b) The Common Stock price referenced in an Equity Participation Right granted under the Plan shall not be less than fifty percent of the Fair Market Value (including the permitted use of the "Average Fair Market Value") per share of Common Stock on the Grant Date.
         (c) Upon exercise of an Equity Participation Right, the Grantee shall be entitled to receive, subject to the provisions of the Plan and such rules and regulations as may be established by the Committee (including the permitted use of the "Average Fair Market Value"), a cash payment equal to the product of (A) the excess of (i) the Fair Market Value of one share of Common Stock at the time of such exercise over (ii) the price per share specified in the related Equity Participation Rights Agreement, times (B) the number of shares specified


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in such Equity Participation Rights Agreement or the portion thereof being exercised. An Equity Participation Right held by a Grantee shall not be exercisable during the first six months from the Grant Date of the Equity Participation Right.



8.       EXERCISES.
         (a) Each Equity Participation Right granted shall be exercisable in whole or in part at any time, or from time to time, during the period as the Committee may determine and specify in the agreement pursuant to which such Equity Participation Right is granted, provided that the election to exercise an Equity Participation Right shall be made in accordance with applicable Federal laws and regulations.
         (b) No right may at any time be exercised with respect to a fractional share or exercised in part with respect to fewer than one hundred shares.

9.        WITHHOLDING TAXES FOR AWARDS.
         The Corporation shall withhold from amounts otherwise payable hereunder the amount, if any, required to be withheld under applicable Federal and State income tax laws.

10.      CHANGE IN CONTROL.
         (a) Upon the occurrence of a Change in Control (as hereinafter defined) all Equity Participation Rights shall become immediately exercisable in full for cash at the Acceleration Price, which shall be paid by the Corporation within a period of thirty days following a Change in Control.

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         (b) The "Acceleration Price" is the excess over the exercise price, of the highest of the following on the date of a Change in Control:

                  (i) the highest reported sales price of the Common Stock within the sixty days preceding the date of the Change in Control, as reported on any securities exchange upon which the Common Stock is listed,

                  (ii)     the highest price of the Common Stock reported in a
                           Schedule 13D or an amendment thereto as paid within the sixty days preceding the date of the Change in Control,

                  (iii) the highest tender offer price paid for the Common Stock, and

                  (iv)     any cash merger or similar price.

         (c) A "Change in Control" is the occurrence of any one of the following events:
                  (i) any Person (other than a Grantee, the Corporation or any trustee or other fiduciary holding securities under an employee benefit plan of the Corporation (or of any subsidiary of the Corporation)) is or becomes an "Acquiring Person";

                  (ii) less than two-thirds (2/3) of the total membership of the Board shall be Continuing Directors; or

                  (iii) the stockholders of the Corporation shall approve a merger or consolidation of the Corporation or a plan of complete liquidation of the Corporation or an agreement for the sale or disposition by the Corporation of all or substantially all of the Corporation's assets.

         (d)      For purposes of this Article 10:
                  (i) "Acquiring Person" shall mean any Person who is or becomes a "beneficial owner" (as defined in Rule 13d-3 of the 1934 Act) of securities of the Corporation representing twenty percent (20%) or more of the combined voting power of the Corporation's then outstanding

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                           voting securities, unless such Person has filed
                           Schedule 13G and all required amendments thereto with respect to its holdings and continues to hold such securities for investment in a manner qualifying such Person to utilize Schedule 13G for reporting of ownership.



                  (ii) "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the 1934 Act as in effect on the date hereof.
                  (iii) "Continuing Directors" shall mean any member of the Board who was a member of the Board prior to the date hereof, and any successor of a Continuing Director while such successor is a member of the Board who is not an Acquiring Person or an Affiliate or Associate of an Acquiring Person or of any such Affiliate or Associate and is recommended or elected to succeed the Continuing Director by a majority of the Continuing Directors.
                  (iv) "Person" shall mean any individual, corporation, partnership, group, association or other "person", as such term is used in Section 13(d) and 14(d) of the 1934 Act.

11.      TRANSFER OF AWARDS.
     Awards granted under the Plan may not be transferred except by will or the laws of descent and distribution, and, during the Grantee's lifetime, may be exercised only by said Grantee or by said Grantee's guardian or legal representative.



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12.      DEATH, DISABILITY, RETIREMENT AND TERMINATION OF EMPLOYMENT.

         (a) An Equity Participation Right that has not theretofore expired, shall terminate at the time of the death of the Grantee or of the termination for any reason of the Grantee's employment with the Corporation, its parent or subsidiaries, except that, subject to the condition that no Equity Participation Right may be exercised in whole or in part after the date determined by the Committee which date cannot be later than the tenth anniversary of the Grant Date:


                  (i) Upon the termination of the employment of any such Grantee due to Disability or Retirement, the Grantee may, within a period of up to five years after the date of such termination, as determined by the Committee, exercise some or all of the Equity Participation Right, to the extent it was exercisable immediately prior to such termination; and

                  (ii) Upon the death of any such Grantee while in active service or of any such disabled or retired Grantee within the above-referenced period, the person or persons to whom the rights under the Equity Participation Right are transferred by will or the laws of descent and distribution may, within twelve months after the date the Grantee's death, exercise some or all of the Equity Participation Right, to the extent it was exercisable on the date of death by the Grantee.

         Leaves of absence for such periods and purposes conforming to the personnel policy of the Corporation as may be approved by the Committee shall not be deemed terminations or interruptions of employment.
         (b) In the event that a Grantee to whom an Equity Participation Right has been granted ceases employment with the Corporation, its parent and subsidiaries for any reason, including death, Disability or Retirement, such Equity Participation Right shall be exercisable only to the extent and upon the conditions provided in its related Equity Participation Rights Agreement.


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         (c) The Committee may adopt rules and regulations, whether or not inconsistent with this Article, setting forth the terms and conditions of awards relating to the Grantee's rights in the event of termination of employment.




13.      CHANGES IN COMMON STOCK.
         In the event of a merger, consolidation, reorganization, recapitalization, stock dividend, stock split, or other changes in corporate structure or capitalization affecting the Common Stock, such appropriate adjustment shall be made in the number, kind, exercise price, etc., of shares subject to Equity Participation Rights granted under the Plan, as may be determined by the Committee.

14.      NO RIGHT TO EMPLOYMENT.
         Nothing in the Plan or any instrument executed pursuant hereto shall confer upon any employee any right to continue in the employ of the Corporation nor shall anything in the Plan affect the right of the Corporation to terminate the employment of any employee, with or without cause.

15.      LEGAL RESTRICTIONS.
         The Corporation will not be obligated to make any payment if counsel to the Corporation determines that such issuance or payment would violate any law or regulation of any governmental authority or any agreement between the Corporation and any national
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securities exchange upon which the Common Stock is listed. The Corporation shall in no event be obliged to take any action in order to cause the exercise of any award under the Plan.

16.      NO RIGHTS AS SHAREHOLDERS.
         No Grantee, and no beneficiary or other person claiming through a Grantee, shall have any interest in any shares of Common Stock allocated for the purposes of the Plan or subject to any award. Furthermore, the existence of awards under the Plan shall not affect: the right or power of the Corporation or its stockholders to make adjustments, recapitalizations, reorganizations or other changes in the Corporation's capital structure; the dissolution or liquidation of the Corporation, or the sale or transfer of any part of its assets or business; or any other corporate act, whether of a similar character or otherwise. No shares of Common Stock may be delivered or purchased under the Plan.

17.       CHOICE OF LAW.
         The validity, interpretation and administration of the Plan and of any rules, regulations, determinations or decisions made thereunder, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be determined exclusively in accordance with the laws of the State of Delaware.




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18.      AMENDMENT AND DISCONTINUANCE.
         The Committee may alter, suspend, or discontinue the Plan, but may not, materially and adversely affect any outstanding award without the consent of the holder thereof.

         IN WITNESS WHEREOF, this Plan has been executed on behalf of the Corporation by its duly authorized officers this 23rd day of January, 1996.

                                                BOWATER INCORPORATED



                                       By:     /s/ Richard F. Frisch
                                       Name:   Richard F. Frisch
                                       Title:  Vice President - Human Resources